Exhibit 99(b)

Revised Segment Results, with Annual Results for the Five Years Ended December 31, 2004, and Quarterly Results for the Six Quarters Ended June 30, 2005 (Pages 1-8)

Exhibit 99(b)

Revised Segment Results, with Annual Results for the Five Years Ended December 31, 2004, and Quarterly Results for the Six Quarters Ended June 30, 2005 (Pages 1-8)

Segment Operations

Revenues and segment profit of our operating segments are shown below. As described in our Form 8-K filed June 23, 2005, we reorganized our businesses on July 5, 2005, around markets and customers. We believe this organization will help us accelerate growth, improve productivity and retain, as well as grow, the best management talent.

Our six reporting segments as of July 5, 2005, were as follows:

•
Commercial Financial Services - the combination of our previous Commercial Finance (excluding Aviation Services, Energy Financial Services and Transportation Finance) and Insurance segments and GE Equity, previously reported in the Equipment & Other Services segment

•	Consumer Finance - unchanged

•	Healthcare - unchanged

•
Industrial - the combination of our previous Consumer & Industrial and Advanced Materials segments, the security, sensing and Fanuc Automation businesses of our previous Infrastructure segment, the inspection technology business of our previous Transportation segment and Equipment Services, previously reported in the Equipment & Other Services segment

•
Infrastructure - the combination of our previous Energy and Transportation segments, the water business of our previous Infrastructure segment, and Aviation Services, Energy Financial Services and Transportation Finance of our previous Commercial Finance segment

•	NBC Universal - unchanged

Segment profit is determined based on internal performance measures used by the Chief Executive Officer to assess the performance of each business in a given period. In connection with that assessment, the Chief Executive Officer may exclude matters such as charges for restructuring; rationalization and other similar expenses; in-process research and development and certain other acquisition-related charges; certain gains and losses from dispositions; and litigation settlements or other charges, responsibility for which precedes the current management team.

Segment profit always excludes the effects of principal pension plans and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured - excluded in determining segment profit, which we refer to as “operating profit,” for Healthcare, NBC Universal and the industrial businesses of the Industrial and Infrastructure segments; included in determining segment profit, which we refer to as “net earnings,” for Commercial Financial Services, Consumer Finance, and the financial services businesses of the Industrial and Infrastructure segments.

(1)

All periods presented have been reclassified to conform to the changes in our organization effective July 5, 2005. In addition to providing information on segments in their entirety, we have also provided supplemental information for certain businesses within the segments for greater clarity.

Consolidated

For the years ended December 31 (In millions)	2004	2003	2002	2001	2000

Revenues
Commercial Financial Services	$42,594	$43,121	$38,984	$38,498	$40,905
Consumer Finance	15,734	12,845	10,266	9,508	9,320
Healthcare	13,456	10,198	8,955	8,409	7,275
Industrial	30,722	24,988	26,154	26,101	29,541
Infrastructure	37,373	36,569	40,119	36,419	30,133
NBC Universal	12,886	6,871	7,149	5,769	6,797
Corporate items and eliminations	101	49	599	1,669	6,414
Consolidated revenues	$152,866	$134,641	$132,226	$126,373	$130,385

Segment profit
Commercial Financial Services	$4,139	$5,009	$2,075	$3,663	$4,604
Consumer Finance	2,520	2,161	1,799	1,602	1,295
Healthcare	2,286	1,701	1,546	1,498	1,321
Industrial	1,833	1,385	1,837	2,642	3,251
Infrastructure	6,797	7,362	9,178	7,869	5,545
NBC Universal	2,558	1,998	1,658	1,408	1,609
Total segment profit	20,133	19,616	18,093	18,682	17,625
GECS goodwill amortization	-	-	-	(552)	(620)
Corporate items and eliminations	(362)	5	1,495	958	340
GE interest and other financial charges	(979)	(941)	(569)	(817)	(811)
GE provision for income taxes	(1,973)	(2,857)	(3,837)	(4,193)	(3,799)
Earnings before accounting changes	16,819	15,823	15,182	14,078	12,735
Cumulative effect of accounting changes	-	(587)	(1,015)	(287)	-
Consolidated net earnings	$16,819	$15,236	$14,167	$13,791	$12,735

(2)

Consolidated

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues
Commercial Financial Services	$11,405	$10,936	$22,341
Consumer Finance	4,689	4,928	9,617
Healthcare	3,321	3,768	7,089
Industrial	7,668	8,253	15,921
Infrastructure	9,374	10,221	19,595
NBC Universal	3,601	3,858	7,459
Corporate items and eliminations	(332)	(408)	(740)
Consolidated revenues	$39,726	$41,556	$81,282

Segment Profit
Commercial Financial Services	$1,309	$1,156	$2,465
Consumer Finance	735	735	1,470
Healthcare	409	672	1,081
Industrial	526	635	1,161
Infrastructure	1,540	1,916	3,456
NBC Universal	709	979	1,688
Total segment profit	5,228	6,093	11,321
Corporate items and eliminations	(303)	(327)	(630)
GE interest and other financial charges	(381)	(336)	(717)
GE provision for income taxes	(579)	(783)	(1,362)
Consolidated net earnings	$3,965	$4,647	$8,612

Commercial Financial Services

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$11,405	$10,936	$22,341

Net revenues
Total revenues	$11,405	$10,936	$22,341
Interest expense	1,529	1,598	3,127
Total net revenues	$9,876	$9,338	$19,214

Segment profit	$1,309	$1,156	$2,465

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$365,559	$360,771

(3)

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues
Capital Solutions	$2,889	$2,856	$5,745
Insurance	6,333	6,007	12,340
Real Estate	898	744	1,642

Segment profit
Capital Solutions	$286	$325	$611
Insurance	383	284	667
Real Estate	310	240	550

Quarters ended (In millions)	First quarter	Second quarter

Total assets
Capital Solutions	$86,230	$85,069
Insurance	177,933	175,107
Real Estate	36,299	35,619

Industrial

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$7,668	$8,253	$15,921

Segment profit	$526	$635	$1,161

Revenues
Consumer & Industrial	$3,261	$3,576	$6,837
Equipment Services	1,574	1,652	3,226
Plastics	1,648	1,640	3,288

Segment profit
Consumer & Industrial	$165	$227	$392
Equipment Services	10	36	46
Plastics	240	208	448

(4)

Infrastructure

	2005
(In millions)	First quarter	Second quarter	Six months

Revenues	$9,374	$10,221	$19,595

Segment profit	$1,540	$1,916	$3,456

Revenues
Aircraft Engines	$2,590	$2,971	$5,561
Aviation Services	817	819	1,636
Energy	3,951	3,884	7,835
Energy Financial Services	228	382	610
Oil & Gas	641	763	1,404
Rail	756	892	1,648

Segment profit
Aircraft Engines	$527	$690	$1,217
Aviation Services	163	185	348
Energy	577	625	1,202
Energy Financial Services	94	179	273
Oil & Gas	27	75	102
Rail	82	101	183

(5)

Consolidated

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
Commercial Financial Services	$10,392	$10,319	$10,496	$11,387	$42,594
Consumer Finance	3,589	3,830	4,011	4,304	15,734
Healthcare	2,495	3,372	3,330	4,259	13,456
Industrial	7,036	7,673	7,635	8,378	30,722
Infrastructure	8,314	9,108	9,074	10,877	37,373
NBC Universal	1,582	2,867	4,096	4,341	12,886
Corporate items and eliminations	184	(388)	(306)	611	101
Consolidated revenues	$33,592	$36,781	$38,336	$44,157	$152,866

Segment profit
Commercial Financial Services	$1,110	$827	$1,135	$1,067	$4,139
Consumer Finance	602	600	681	637	2,520
Healthcare	339	584	503	860	2,286
Industrial	368	450	402	613	1,833
Infrastructure	1,501	1,592	1,608	2,096	6,797
NBC Universal	394	768	536	860	2,558
Total segment profit	4,314	4,821	4,865	6,133	20,133
Corporate items and eliminations	(242)	(566)	11	435	(362)
GE interest and other financial charges	(239)	(49)	(355)	(336)	(979)
GE provision for income taxes	(467)	(455)	(450)	(601)	(1,973)
Consolidated net earnings	$3,366	$3,751	$4,071	$5,631	$16,819

Commercial Financial Services

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$10,392	$10,319	$10,496	$11,387	$42,594

Net revenues
Total revenues	$10,392	$10,319	$10,496	$11,387	$42,594
Interest expense	1,214	1,230	1,288	1,448	5,180
Total net revenues	$9,178	$9,089	$9,208	$9,939	$37,414

Segment profit	$1,110	$827	$1,135	$1,067	$4,139

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$353,065	$349,260	$353,112	$363,593

(6)

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
Capital Solutions	$2,652	$2,848	$2,877	$3,126	$11,503
Insurance	5,953	5,554	5,544	6,019	23,070
Real Estate	714	746	730	894	3,084

Segment profit
Capital Solutions	$251	$268	$351	$455	$1,325
Insurance	410	53	120	(14)	569
Real Estate	245	262	243	374	1,124

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets
Capital Solutions	$76,844	$78,787	$76,720	$80,514
Insurance	175,142	171,112	176,265	179,205
Real Estate	38,105	37,218	37,736	39,515

Industrial

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$7,036	$7,673	$7,635	$8,378	$30,722

Segment profit	$368	$450	$402	$613	$1,833

Revenues
Consumer & Industrial	$3,097	$3,490	$3,423	$3,757	$13,767
Equipment Services	1,573	1,606	1,665	1,727	6,571
Plastics	1,374	1,492	1,485	1,715	6,066

Segment profit
Consumer & Industrial	$149	$204	$163	$200	$716
Equipment Services	(16)	13	30	55	82
Plastics	137	115	94	220	566

(7)

Infrastructure

	2004
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$8,314	$9,108	$9,074	$10,877	$37,373

Segment profit	$1,501	$1,592	$1,608	$2,096	$6,797

Revenues
Aircraft Engines	$2,493	$2,756	$2,667	$3,178	$11,094
Aviation Services	715	777	792	875	3,159
Energy	3,297	3,472	3,417	4,400	14,586
Energy Financial Services	238	233	301	200	972
Oil & Gas	651	714	790	980	3,135
Rail	627	771	733	876	3,007

Segment profit
Aircraft Engines	$475	$536	$518	$709	$2,238
Aviation Services	144	133	76	167	520
Energy	613	575	553	802	2,543
Energy Financial Services	92	81	146	57	376
Oil and Gas	49	61	98	123	331
Rail	84	139	140	153	516

(8)